     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 19, 2000
                                                     REGISTRATION NO. 333-
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                          ARGONAUT TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                           8731                          94-3216714
(STATE OR OTHER JURISDICTION OF    (PRIMARY STANDARD INDUSTRIAL           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NUMBER)

                          887 INDUSTRIAL ROAD, SUITE G
                          SAN CARLOS, CALIFORNIA 94070
                                 (650) 598-1350
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                            DAVID P. BINKLEY, PH.D.
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                          ARGONAUT TECHNOLOGIES, INC.
                          887 INDUSTRIAL ROAD, SUITE G
                          SAN CARLOS, CALIFORNIA 94070
                                 (650) 598-1350
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------

                                   Copies to:

                 Michael J. O'Donnell                                     Donald J. Murray
                  Richard L. Picheny                                    Dewey Ballantine LLP
           Wilson Sonsini Goodrich & Rosati                         1301 Avenue of the Americas
               Professional Corporation                               New York, New York 10019
                  650 Page Mill Road                                       (212) 259-8000
             Palo Alto, California 94304
                    (650) 493-9300

                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.
                            ------------------------

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-35782

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

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               TITLE OF EACH CLASS                       PROPOSED MAXIMUM                 AMOUNT OF
         OF SECURITIES TO BE REGISTERED              AGGREGATE OFFERING PRICE          REGISTRATION FEE
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Common Stock $0.0001 per share...................          $10,350,000                    $2,733(1)
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

(1) The Company previously registered an aggregate of $86,250,000 worth of Common Stock on a Registration Statement on Form S-1 (File No. 333-35782), for which a filing fee of $22,270 was previously paid on the filing of such Registration Statement. The Registrant has instructed a bank to transmit by wire transfer the filing fee to the Securities and Exchange Commission, the Registrant will not revoke such instruction, and it has sufficient funds in such account to cover the amount of the registration fee.

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

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This Registration Statement is being filed with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act of 1933, as amended. This Registration Statement relates to the public offering of Common Stock of the Registrant contemplated by the Registration Statement on Form S-1, File No. 333-35782 (the "Prior Registration Statement"), and is being filed for the sole purpose of registering additional securities of the same class as were included in the Prior Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in San Carlos, State of California, on the 18th day of July, 2000.

                                          ARGONAUT TECHNOLOGIES, INC.

                                          By:   /s/ DAVID P. BINKLEY, PH.D.
                                            ------------------------------------
                                                  David P. Binkley, Ph.D.
                                               President and Chief Executive
                                                           Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

                       SIGNATURE                                      TITLE                   DATE
                       ---------                                      -----                   ----
/s/ DAVID P. BINKLEY, PH.D.                               President and Chief Executive   July 18, 2000
--------------------------------------------------------  Officer (Principal Executive
David P. Binkley, Ph.D.                                   Officer)

/s/ JOHN T. SUPAN*                                        Vice President, Finance and     July 18, 2000
--------------------------------------------------------  Chief Financial Officer
John T. Supan                                             (Principal Financial and
                                                          Accounting Officer)

/s/ BROOK BYERS*                                          Director                        July 18, 2000
--------------------------------------------------------
Brook Byers

/s/ SAMUEL D. COLELLA*                                    Director                        July 18, 2000
--------------------------------------------------------
Samuel D. Colella

/s/ HINGGE HSU, M.D.*                                     Director                        July 18, 2000
--------------------------------------------------------
Hingge Hsu, M.D.

/s/ BRIAN METCALF, PH.D.*                                 Director                        July 18, 2000
--------------------------------------------------------
Brian Metcalf, Ph.D.

/s/ WILLIAM RASTETTER, PH.D.*                             Director                        July 18, 2000
--------------------------------------------------------
William Rastetter, Ph.D.

/s/ JAMES SCHLATER*                                       Director                        July 18, 2000
--------------------------------------------------------
James Schlater

*By: /s/ DAVID P. BINKLEY, PH.D.                          Attorney-In-Fact                July 18, 2000
--------------------------------------------------------
David P. Binkley, Ph.D.
Attorney-In-Fact

                               INDEX TO EXHIBITS

23.1   Consent of Ernst & Young LLP, Independent Auditors

All other exhibits in the Prior Registration Statement are incorporated by reference herein.